                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Robert E. Rose hereby designates and appoints Richard L. Lionberger and Lawrence R. Dickerson and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                        TITLE                        DATE
                      ---------                                        -----                        ----

                 /s/ ROBERT E. ROSE                      President, Chief Executive Officer  February 24, 1997
-----------------------------------------------------      and Director (principal
                   Robert E. Rose                          executive officer)

                               POWER OF ATTORNEY

     Lawrence R. Dickerson hereby designates and appoints Richard L. Lionberger as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                       TITLE                    DATE
                      ---------                                       -----                    ----

              /s/ LAWRENCE R. DICKERSON                  Senior Vice President and Chief February 24, 1997
-----------------------------------------------------      Financial Officer (principal
                Lawrence R. Dickerson                      executive officer)

                               POWER OF ATTORNEY

     Gary T. Krenek hereby designates and appoints Richard L. Lionberger and Lawrence R. Dickerson and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                     TITLE                      DATE
                      ---------                                     -----                      ----

                   /s/ GARY KRENEK                       Controller (principal           February 24, 1997
-----------------------------------------------------      accounting officer)
                   Gary T. Krenek

                               POWER OF ATTORNEY

     James T. Tisch hereby designates and appoints Richard L. Lionberger and Lawrence R. Dickerson and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                       TITLE                        DATE
                      ---------                                       -----                        ----

                 /s/ JAMES S. TISCH                     Chairman of the Board               February 24, 1997
-----------------------------------------------------
                   James S. Tisch

                               POWER OF ATTORNEY

     Herbert C. Hofmann hereby designates and appoints Richard L. Lionberger and Lawrence R. Dickerson and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                           TITLE                                    DATE
                      ---------                           -----                                    ----
               /s/ HERBERT C. HOFMANN                    Director                            February 24, 1997
-----------------------------------------------------
                 Herbert C. Hofmann